UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 1, 2017

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2017, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the second quarter of 2017, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated August 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2017

CUMMINS INC.
/s/ CHRISTOPHER C. CLULOW
Christopher C. Clulow Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	July 2, 2017	July 3, 2016
NET SALES	$5,078	$4,528
Cost of sales	3,829	3,331
GROSS MARGIN	1,249	1,197
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	596	524
Research, development and engineering expenses	174	155
Equity, royalty and interest income from investees	98	88
Loss contingency	—	39
Other operating income (expense), net	18	—
OPERATING INCOME	595	567
Interest income	5	6
Interest expense	21	16
Other income (expense), net	20	18
INCOME BEFORE INCOME TAXES	599	575
Income tax expense	158	148
CONSOLIDATED NET INCOME	441	427
Less: Net income attributable to noncontrolling interests	17	21
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$424	$406

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.53	$2.41
Diluted	$2.53	$2.40

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	167.3	168.8
Diluted	167.8	169.0

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.025	$0.975

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Six months ended
In millions, except per share amounts	July 2, 2017	July 3, 2016
NET SALES	$9,667	$8,819
Cost of sales	7,290	6,566
GROSS MARGIN	2,377	2,253
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,133	1,014
Research, development and engineering expenses	332	321
Equity, royalty and interest income from investees	206	160
Loss contingency	—	39
Other operating income (expense), net	23	(2)
OPERATING INCOME	1,141	1,037
Interest income	7	12
Interest expense	39	35
Other income (expense), net	38	26
INCOME BEFORE INCOME TAXES	1,147	1,040
Income tax expense	301	280
CONSOLIDATED NET INCOME	846	760
Less: Net income attributable to noncontrolling interests	26	33
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$820	$727

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$4.90	$4.27
Diluted	$4.88	$4.26

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	167.4	170.3
Diluted	167.9	170.5

CASH DIVIDENDS DECLARED PER COMMON SHARE	$2.05	$1.95

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	July 2, 2017	December 31, 2016
ASSETS
Current assets
Cash and cash equivalents	$1,293	$1,120
Marketable securities	174	260
Total cash, cash equivalents and marketable securities	1,467	1,380
Accounts and notes receivable, net	3,553	3,025
Inventories	2,982	2,675
Prepaid expenses and other current assets	600	627
Total current assets	8,602	7,707
Long-term assets
Property, plant and equipment	7,804	7,635
Accumulated depreciation	(4,017)	(3,835)
Property, plant and equipment, net	3,787	3,800
Investments and advances related to equity method investees	1,162	946
Goodwill	488	480
Other intangible assets, net	339	332
Pension assets	852	731
Other assets	1,030	1,015
Total assets	$16,260	$15,011

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$2,300	$1,854
Loans payable	54	41
Commercial paper	134	212
Accrued compensation, benefits and retirement costs	475	412
Current portion of accrued product warranty	392	333
Current portion of deferred revenue	520	468
Other accrued expenses	974	970
Current maturities of long-term debt	45	35
Total current liabilities	4,894	4,325
Long-term liabilities
Long-term debt	1,564	1,568
Postretirement benefits other than pensions	318	329
Pensions	327	326
Other liabilities and deferred revenue	1,335	1,289
Total liabilities	$8,438	$7,837

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.4 shares issued	$2,184	$2,153
Retained earnings	11,517	11,040
Treasury stock, at cost, 54.7 and 54.2 shares	(4,586)	(4,489)
Common stock held by employee benefits trust, at cost, 0.6 and 0.7 shares	(7)	(8)
Accumulated other comprehensive loss	(1,615)	(1,821)
Total Cummins Inc. shareholders’ equity	7,493	6,875
Noncontrolling interests	329	299
Total equity	$7,822	$7,174
Total liabilities and equity	$16,260	$15,011

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Six months ended
In millions	July 2, 2017	July 3, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$846	$760
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	284	259
Deferred income taxes	—	2
Equity in income of investees, net of dividends	(132)	(87)
Pension contributions in excess of expense	(44)	(82)
Other post-retirement benefits payments in excess of expense	(8)	(17)
Stock-based compensation expense	23	20
Restructuring payments	—	(42)
Loss contingency	—	39
Translation and hedging activities	31	(45)
Changes in current assets and liabilities
Accounts and notes receivable	(488)	(252)
Inventories	(264)	(101)
Other current assets	21	189
Accounts payable	403	143
Accrued expenses	132	(209)
Changes in other liabilities and deferred revenue	103	129
Other, net	(81)	32
Net cash provided by operating activities	826	738
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(182)	(189)
Investments in internal use software	(40)	(27)
Investments in and advances to equity investees	(64)	(17)
Investments in marketable securities—acquisitions	(69)	(379)
Investments in marketable securities—liquidations	162	237
Cash flows from derivatives not designated as hedges	19	(21)
Other, net	14	5
Net cash used in investing activities	(160)	(391)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	2	109
Net (payments) borrowings of commercial paper	(78)	200
Payments on borrowings and capital lease obligations	(29)	(133)
Distributions to noncontrolling interests	(10)	(24)
Dividend payments on common stock	(343)	(333)
Repurchases of common stock	(120)	(695)
Other, net	34	(20)
Net cash used in financing activities	(544)	(896)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	51	(117)
Net increase (decrease) in cash and cash equivalents	173	(666)
Cash and cash equivalents at beginning of year	1,120	1,711
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,293	$1,045

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Intersegment Eliminations (1)	Total
	Three months ended July 2, 2017
	External sales	$1,711	$1,716	$1,064	$587	$—	$5,078
	Intersegment sales	596	6	390	430	(1,422)	—
	Total sales	2,307	1,722	1,454	1,017	(1,422)	5,078
	Depreciation and amortization (2)	46	31	38	29	—	144
	Research, development and engineering expenses	63	4	57	50	—	174
	Equity, royalty and interest income from investees	56	13	15	14	—	98
	Interest income	2	1	1	1	—	5
	Segment EBIT	277	96	190	61	(4)	620

	Segment EBIT as a percentage of total sales	12.0%	5.6%	13.1%	6.0%		12.2%

	Three months ended July 3, 2016
	External sales	$1,504	$1,538	$933	$553	$—	$4,528
	Intersegment sales	498	6	346	368	(1,218)	—
	Total sales	2,002	1,544	1,279	921	(1,218)	4,528
	Depreciation and amortization (2)	41	29	32	29	—	131
	Research, development and engineering expenses	53	3	51	48	—	155
	Equity, royalty and interest income from investees	46	19	12	11	—	88
	Loss contingency	39	—	—	—	—	39
	Interest income	3	1	1	1	—	6
	Segment EBIT	206	87	190	90	18	591

	Segment EBIT as a percentage of total sales	10.3%	5.6%	14.9%	9.8%		13.1%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended July 2, 2017 and July 3, 2016.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Intersegment Eliminations (1)	Total
	Six months ended July 2, 2017
	External sales	$3,168	$3,353	$2,044	$1,102	$—	$9,667
	Intersegment sales	1,162	14	754	797	(2,727)	—
	Total sales	4,330	3,367	2,798	1,899	(2,727)	9,667
	Depreciation and amortization (2)	90	61	75	57	—	283
	Research, development and engineering expenses	117	8	107	100	—	332
	Equity, royalty and interest income from investees	128	24	28	26	—	206
	Interest income	3	2	1	1	—	7
	Segment EBIT	506	196	369	118	(3)	1,186

	Segment EBIT as a percentage of total sales	11.7%	5.8%	13.2%	6.2%		12.3%

	Six months ended July 3, 2016
	External sales	$2,993	$2,996	$1,830	$1,000	$—	$8,819
	Intersegment sales	985	11	686	729	(2,411)	—
	Total sales	3,978	3,007	2,516	1,729	(2,411)	8,819
	Depreciation and amortization (2)	80	57	63	58	—	258
	Research, development and engineering expenses	110	7	107	97	—	321
	Equity, royalty and interest income from investees	82	37	20	21	—	160
	Loss contingency	39	—	—	—	—	39
	Interest income	5	2	2	3	—	12
	Segment EBIT	403	174	353	136	9	1,075

	Segment EBIT as a percentage of total sales	10.1%	5.8%	14.0%	7.9%		12.2%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the six months ended July 2, 2017 and July 3, 2016.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs was $1 million for both of the six months ended July 2, 2017 and July 3, 2016.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Six months ended
In millions	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Total segment EBIT	$620	$591	$1,186	$1,075
Less: Interest expense	21	16	39	35
Income before income taxes	$599	$575	$1,147	$1,040

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Six months ended
In millions	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Distribution entities
Komatsu Cummins Chile, Ltda.	$8	$8	$15	$18
North American distributors	—	6	—	11
All other distributors	—	1	—	1
Manufacturing entities
Beijing Foton Cummins Engine Co., Ltd.	22	22	55	40
Dongfeng Cummins Engine Company, Ltd.	19	15	41	22
Chongqing Cummins Engine Company, Ltd.	10	9	19	17
All other manufacturers	27	16	51	32
Cummins share of net income	86	77	181	141
Royalty and interest income	12	11	25	19
Equity, royalty and interest income from investees	$98	$88	$206	$160

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, income taxes and noncontrolling interests
We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries. We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of “Net income attributable to Cummins Inc.” to EBIT for each of the applicable periods:

	Three months ended		Six months ended
In millions	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Net income attributable to Cummins Inc.	$424	$406	$820	$727

Net income attributable to Cummins Inc. as a percentage of net sales	8.3%	9.0%	8.5%	8.2%

Add
Net income attributable to noncontrolling interests	17	21	26	33
Consolidated net income	441	427	846	760

Add
Interest expense	21	16	39	35
Income tax expense	158	148	301	280
Earnings before interest expense and income taxes	$620	$591	$1,186	$1,075

EBIT as a percentage of net sales	12.2%	13.1%	12.3%	12.2%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
Sales for our Engine segment by market were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$620	$714	$—	$—	$1,334
Medium-duty truck and bus	544	701	—	—	1,245
Light-duty automotive	423	429	—	—	852
Off-highway	436	463	—	—	899
Total sales	$2,023	$2,307	$—	$—	$4,330

2016
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$631	$622	$625	$565	$2,443
Medium-duty truck and bus	549	600	517	606	2,272
Light-duty automotive	433	394	345	409	1,581
Off-highway	363	386	372	387	1,508
Total sales	$1,976	$2,002	$1,859	$1,967	$7,804
Unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2017
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,200	24,100	—	—	43,300
Medium-duty	60,300	71,600	—	—	131,900
Light-duty	63,100	65,600	—	—	128,700
Total units	142,600	161,300	—	—	303,900

2016
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,700	20,700	20,100	18,500	79,000
Medium-duty	55,400	62,300	53,400	58,000	229,100
Light-duty	61,700	57,100	49,800	60,000	228,600
Total units	136,800	140,100	123,300	136,500	536,700

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Product Line
Sales for our Distribution segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$745	$759	$—	$—	$1,504
Service	319	320	—	—	639
Power generation	306	329	—	—	635
Engines	275	314	—	—	589
Total sales	$1,645	$1,722	$—	$—	$3,367

2016
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$648	$642	$643	$694	$2,627
Service	299	297	299	320	1,215
Power generation	275	326	291	347	1,239
Engines	241	279	271	309	1,100
Total sales	$1,463	$1,544	$1,504	$1,670	$6,181

Component Segment Sales by Business
In the first quarter of 2017, our Components segment reorganized its reporting structure to move an element of the emission solutions business to the fuel systems business to enhance operational, administrative and product development efficiencies. Prior year sales were reclassified to conform with this change.
Sales for our Components segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$616	$674	$—	$—	$1,290
Turbo technologies	287	307	—	—	594
Filtration	277	291	—	—	568
Fuel systems	164	182	—	—	346
Total sales	$1,344	$1,454	$—	$—	$2,798

2016
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$589	$603	$522	$524	$2,238
Turbo technologies	265	276	241	254	1,036
Filtration	252	262	244	252	1,010
Fuel systems	131	138	136	147	552
Total sales	$1,237	$1,279	$1,143	$1,177	$4,836

2015
In millions	YTD
Emission solutions	$2,449
Turbo technologies	1,141
Filtration	1,010
Fuel systems	572
Total sales	$5,172

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Systems Segment Sales by Product Line and Unit Shipments by Engine Classification
In the first quarter of 2017, our Power Systems segment reorganized its product lines to better reflect how the segment is managed. Prior year sales were reclassified to reflect these changes.
Sales for our Power Systems segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$526	$570	$—	$—	$1,096
Industrial	275	353	—	—	628
Generator technologies	81	94	—	—	175
Total sales	$882	$1,017	$—	$—	$1,899

2016
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$518	$602	$543	$593	$2,256
Industrial	215	236	235	255	941
Generator technologies	75	83	78	84	320
Total sales	$808	$921	$856	$932	$3,517

2015
In millions	YTD
Power generation	$2,588
Industrial	1,121
Generator technologies	358
Total sales	$4,067
High-horsepower unit shipments by engine classification were as follows:

2017
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,900	2,100	—	—	4,000
Industrial	1,300	1,700	—	—	3,000
Total units	3,200	3,800	—	—	7,000

2016
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,800	2,200	2,000	1,900	7,900
Industrial	1,000	1,100	1,000	1,300	4,400
Total units	2,800	3,300	3,000	3,200	12,300